UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 27, 2015

Amedica Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-33624	84-1375299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1885 West 2100 South Salt Lake City, UT	84119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 839-3500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 27, 2015, Amedica Corporation issued a press release providing preliminary second quarter 2015 financial results and update on the U.S. Food and Drug Administration (“FDA”) response to the Company’s recent submission for 510(k) clearance of the Valeo C Interbody with CsC Osteo-Conductive Scaffolding ("Valeo C CsC"). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)      Exhibits.

99.1	Amedica Corporation Press Release dated July 27, 2015.

The information set forth in this Current Report under Item 2.02 and the exhibit attached hereto, shall be deemed “filed” rather than “furnished” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into filings by the Company under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically provided otherwise in such filings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDICA CORPORATION

Date: July 27, 2015	/s/ Ty Lombardi
Ty Lombardi
Vice President, Finance